UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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UNITED REALTY TRUST INCORPORATED

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UNITED REALTY TRUST INCORPORATED
44 Wall Street, Second Floor
New York, New York 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 13, 2013

April 30, 2013

To the Stockholders of United Realty Trust Incorporated:

I am pleased to invite our stockholders to the 2013 Annual Meeting of Stockholders (“Annual Meeting”) of United Realty Trust Incorporated, a Maryland corporation. The Annual Meeting will be held on Thursday, June 13, 2013 at the offices of United Realty Trust Incorporated, located at 44 Wall Street, Second Floor, New York, New York 10005, commencing at 12:00 p.m. (local time). At the Annual Meeting, you will be asked to (i) elect five members to the Board of Directors, (ii) consider and vote upon certain amendments to United Realty Trust Incorporated’s charter (the “Charter”), which will cause the Charter to conform to certain guidelines under state securities laws, (iii) consider and vote upon an amendment to United Realty Trust Incorporated’s 2012 Stock Incentive Plan (the “Stock Incentive Plan”), which will cause the Stock Incentive Plan to conform to certain guidelines under state securities laws, (iv) consider and ratify the appointment of Ernst & Young LLP as United Realty Trust Incorporated’s independent public accountant for the fiscal year ending December 31, 2014 and (v) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on Tuesday, April 30, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our Common Shares, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact United Realty Trust Incorporated, 44 Wall Street, Second Floor, New York, New York 10005, (212) 388-6800, Attention: Investor Relations.

Whether you own a few or many Common Shares and whether you plan to attend the Annual Meeting in person or not, it is important that your Common Shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your Common Shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your Common Shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your Common Shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your Common Shares.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,
/s/ Jacob Frydman Jacob Frydman, Chief Executive Officer, Secretary and Chairman of the Board of Directors

UNITED REALTY TRUST INCORPORATED

i

UNITED REALTY TRUST INCORPORATED
44 Wall Street, Second Floor
New York, New York 10005

PROXY STATEMENT

The accompanying proxy card, mailed together with this proxy statement (this “Proxy Statement”) and our 2012 Annual Report, is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of United Realty Trust Incorporated, a Maryland corporation (which we refer to in this Proxy Statement as the “Company”), for use at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 44 Wall Street, Second Floor, New York, New York 10005. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and our 2012 Annual Report were first mailed to our stockholders on or about April 30, 2013.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held on Thursday, June 13, 2013

This Proxy Statement and our 2012 Annual Report are available at:http://viewproxy.com/URTI/2013/.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Thursday, June 13, 2013, commencing at 12:00 p.m.. (local time) at the offices of United Realty Trust Incorporated, located at 44 Wall Street, Second Floor, New York, NY 10005.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect five directors for one-year terms expiring in 2014 and until their successors are duly elected and qualified;
2.	consider and vote upon certain amendments to the Charter, which will cause the Charter to conform to certain guidelines under state securities laws;
3.	consider and vote upon an amendment to the Stock Incentive Plan, which will cause the Stock Incentive Plan to conform to certain guidelines under state securities laws;
4.	consider and ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (the “Independent Auditor”) for the fiscal year ending December 31, 2013; and
5.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our Common Shares (as defined below) entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on Tuesday, April 30, 2013. As of the record date, 476,633 shares of our common stock, par value 0.01 per share (“Common Shares”) were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Shares has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling us at (212) 388-6800 and asking for the Investor Relations desk. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their Common Shares:

•	via the Internet at http://viewproxy.com/URTI/2013/; or
•	by telephone, by calling (212) 388-6800.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your Common Shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your Common Shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your Common Shares, see your proxy card enclosed with this Proxy Statement. You may also vote your Common Shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Common Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the Common Shares will be voted “FOR” the matters set forth named in the proxy.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: United Realty Advisors LP, 44 Wall Street, Second Floor, New York, NY 10005; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your Common Shares will be voted as recommended by the Board of Directors.

What vote is required to elect directors?

Each director is elected by the affirmative vote of a majority of votes cast at the meeting, provided a quorum is present. Any Common Shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. A “broker non-vote” occurs when a broker who holds Common Shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of Common Shares.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast at least 50% of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Will you incur expenses in soliciting proxies?

We will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of the Board of Directors by mail, personal interview, telephone or other electronic means by our officers and other employees of the Advisor, as defined below, who will receive no additional compensation. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold Common Shares and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of our Common Shares.

Our external advisor, United Realty Advisors LP (the “Advisor”), will solicit proxies. We will not pay the Advisor for such services; however, we will provide reimbursement of its reasonable out-of-pocket expenses. As the date of the 2013 annual meeting of stockholders approaches, certain stockholders may receive a telephone call from a representative of the Advisor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Advisor representative is required to ask for each stockholder’s full name and address, or the zip code or employer identification number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Advisor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Advisor, then the Advisor representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Advisor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than read any recommendations set forth in this proxy statement. The Advisor will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call the Advisor immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your Common Shares may be registered differently or held in a different account. You should authorize a proxy to vote the Common Shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your Common Shares are voted. If you hold your Common Shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (212) 388-6800. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling us at (212) 388-6800 or by mailing a request to United Realty Trust Incorporated, 44 Wall Street, Second Floor, New York, New York 10005, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my Common Shares?

Please call United Realty Advisors LP, our proxy solicitor, at (212) 388-6800.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2014 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on December 1, 2013 and ending at 5:00 p.m., Eastern Time, on December 31, 2013. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: 44 Wall Street  — Second Floor, New York, New York 10005, Attention: Jacob Frydman, Chief Executive Officer, Secretary and Chairman of the Board of Directors. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2014 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” ITEMS SET FORTH IN THIS PROXY STATEMENT. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING OTHER THAN THE ITEMS SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by the Advisor. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The charter of the Company (the “Charter”) and bylaws provide that the number of directors shall be fixed by a resolution of the Board of Directors; provided, however, that from the commencement of the Company’s ongoing initial public offering the number of directors shall never be less than three nor more than 15. The number of directors on the Board is currently fixed at five.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2014 annual meeting of stockholders and until his successor is duly elected and qualifies: Messrs. Jacob Frydman, Eli Verschleiser, Robert Levine and David B. Newman and Dr. Daniel Z. Aronzon. Each nominee currently serves as a director of the Company.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the five nominees. If you do not wish your Common Shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your Common Shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a majority of votes cast at the Annual Meeting, provided that a quorum is present. Any Common Shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, Common Shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
Jacob Frydman	55	Chief Executive Officer, Secretary and Chairman of the Board of Directors
Eli Verschleiser	38	President, Treasurer and Director
Dr. Daniel Z. Aronzon	65	Independent Director
Robert Levine	63	Independent Director
David B. Newman	52	Independent Director

Business Experience of Nominees

Jacob Frydman is the Chief Executive Officer and Chairman of the Board of Directors of both the company and our advisor and is the Secretary of our company. Mr. Frydman has served as Managing Partner of Hudson-York Capital, LLC, a real estate investment and development firm, and its predecessor firms, from May 1995 through the present, and is a founding Managing Partner of Lambdastar Infrastructure Partners, LLC, an infrastructure investment fund, from May 2007 to the present. Mr. Frydman has more than 30 years’ experience in developing and investing in real estate, including value-added real estate assets, as well as in infrastructure and other business transactions. Through his affiliates, Mr. Frydman has acquired over five million square feet of existing and to-be-developed real estate located on the east coast of the United States, and has participated in acquisition and development transactions valued at over $1 billion, including projects under development and not yet completed. Notable transactions by Mr. Frydman, on his own or with other individual investors, include: developing Two Dag Hammerskjöld Plaza (acquired in 1996 or 1997 by 866 Dag Associates LP, an affiliate of Mr. Frydman), an office condominium tower in midtown Manhattan used by foreign governments for their missions to the United Nations; redeveloping the Aetna Building in lower Manhattan’s financial district (acquired in 1996 by Williams and Fulton Associates LP, an affiliate of Mr. Frydman, and sold in 2001); acquiring the unfinished Global Crossing New York headquarters in 2003 from Goldman Sachs, which Mr. Frydman successfully repositioned for adaptive re-use as a mixed-use development and sold in 2005; purchasing the NBC New York television studios in 2000 from NBC’s parent, General Electric, and entering into a production arrangement with Procter & Gamble; and in 2003 acquiring 500 Tenth Avenue in Manhattan, which Mr. Frydman re-developed into the DHL Center and still owns.

Mr. Frydman has spent the majority of his 30-year career focused on value-added investments based on his strengths in structuring, financing and executing highly complex real estate transactions. Both as a lawyer assisting clients and, primarily as an investor, Mr. Frydman has repeatedly conceived of and executed strategic solutions to deal with complex business problems. Mr. Frydman has developed numerous properties from Florida to New York, including golf course communities, planned unit developments, and townhouse projects. Since 2004, he has been a managing founder of Surrey Equities, LLC, a firm specializing in developing, acquiring and managing strip shopping centers. He believes in “smart growth” and strives to make his projects environmentally sound. He has developed residential projects, urban retail projects, suburban office buildings, medical office buildings, financial center office buildings, active adult communities, residential projects, senior housing, student housing, assisted living and specialized dementia care facilities. Mr. Frydman has operated various businesses, including television production studios that, in an arrangement with Procter & Gamble, from January 1999 until September 2010 produced one of the longest-running television daytime dramas, “As The World Turns.”

Mr. Frydman has participated as a speaker and panelist at numerous industry seminars, where he speaks on matters relating to real estate investment and infrastructure investment. Mr. Frydman has also been a guest lecturer on real estate finance at Columbia University’s Masters of Real Estate Development program in the School of Architecture, and as a participant in the Master’s Lecturer series sponsored by New York Law School, where he lectured on “Risk and Relative Risk in Business Transactions.” Since June 2011 Mr. Frydman has been a member of the Board of Directors of the Bardavon Opera House, home of the Hudson Valley Philharmonic. Mr. Frydman is a graduate of Boston University (B.S., Finance) and Case Western Reserve University School of Law (Juris Doctor).

We believe that Mr. Frydman’s prior management experience at real estate investment and development firms, and his significant real estate acquisition and development experience for his own account, make him well qualified to serve as the Chairman of our Board of Directors.

Eli Verschleiser is our President and is a member of our Board of Directors. He is also President of our advisor. Mr. Verschleiser has served as Chief Executive Officer of Multi Capital Group and as Chairman of The Multi Group of Companies from 2001 through the present. Multi Capital Group is a private real estate investment banking firm specializing in sourcing financial solutions for its real estate clients. Through his companies Mr. Verschleiser has been involved in over $6 billion of real estate transactions. Among the transactions financed by Multi Capital Group are Norden Park Plaza, a 650,000 square foot corporate center in Norwalk CT, which is occupied by major corporate tenants, including Northrop Grumman, Gibbs College and Pepperidge Farm; the Pennsylvania Power & Light Building in Allentown, Pennsylvania designed by Robert A.M. Stern, Dean of the Yale School of Architecture — which won a 2004 top-ten award from the National American Institute of Architects Committee on the Environment; the Penske Headquarters campus in Reading, PA; and the Eaton Corporation Center in Cleveland, Ohio. Most recently, the Multi Group of Companies was retained as the buy-side advisor in connection with the $218 million acquisition of 88 Leonard Street, a 352-unit luxury apartment tower in Manhattan’s Tribeca neighborhood.

In addition to his investment banking activities, Mr. Verschleiser has developed commercial and residential projects in New York City and elsewhere for his own account. Among those projects Mr. Verschleiser was responsible for the Trump Tower Philadelphia, a 50-story residential tower on the Philadelphia waterfront that is in the construction phase, although construction is currently on hold. Mr. Verschleiser conceived of this project, brought Donald J. Trump in as a participant, acquired the site, raised the equity and sourced the debt for the transaction, and selected and retained the architect and other project professionals. Mr. Verschleiser worked with Governor Ed Rendell and state lawmakers to obtain the necessary approvals to build the project. Mr. Verschleiser was also responsible for assembling the development team which was the successful bidder for the 858-acre RFP for the Master Re-Development of Riviera Beach, Florida, a 15 year, $1.4 billion, master redevelopment project including infrastructure, the building of schools and community facilities, marinas, hotels, residential and commercial properties.

Mr. Verschleiser has been involved in the sales of hundreds of millions of dollars of contracts in connection with the purchase of more than one million square feet of office and mixed use buildings nationwide. Mr. Verschleiser’s ability to envision a project from concept to completion, and to forge a strategic direction for it, has allowed him to recognize value in commercial real estate projects nationwide. In October 2010, Mr. Verschleiser led the team which underwrote the first credit-rated, bond issuance on the Tel Aviv Stock Exchange for a U.S.-based private real estate company which successfully issued more than 260 million Shekel (or approximately $60 million as of the date of issuance) of bonds to finance U.S. real estate transactions. Mr. Verschleiser has built long standing professional relationships with key financial institutions including commercial banks, conduits, pension funds, equity funds and insurance companies, in addition to major developers and investors throughout the U.S. and abroad, whom he calls upon to enter into to joint ventures and to finance projects undertaken by him and his clients.

Mr. Verschleiser is involved in numerous community and philanthropic organizations, and since 1998 has been a co-founder and board member of Our Place, a New York City based not-for-profit organization that provides support for teens in trouble. Mr. Verschleiser attended New York University’s Real Estate Institute, or REI. Since February 2011 he has also been a board member of The Brownstone, a philanthropic organization that sponsors summer programs in New York City for college students from outside of the state. At the age of 17, while a high school student, Mr. Verschleiser was subpoenaed to appear before a federal grand jury inquiring into the fraudulent activities of a group of individuals he knew. Mr. Verschleiser exercised his Fifth Amendment rights and continued to do so after being given “use immunity.” Mr. Verschleiser appeared before a federal judge who directed him to reappear. He did not reappear and, instead, moved overseas, where he remained for several years. While overseas, a federal indictment was unsealed naming over 20 individuals in connection with fraudulent activities, including Mr. Verschleiser. Approximately two years later, his family contacted an attorney to help him return to the country. He eventually pleaded guilty to one count of failure to appear, a misdemeanor. He received one-year probation and 100 hours of community service as a sentence. The charges against him related to the fraudulent activities were dismissed.

Mr. Verschleiser has built a team of professionals and strategic partners at The Multi Group of Companies that has a broad range of experience, ranging from loan structuring, underwriting and analysis to distressed asset workouts, project management and syndications. His leadership ability in directing these teams is evidenced by the extensive array of successful projects spearheaded by The Multi Group of Companies.

We believe that Mr. Verschleiser’s prior management experience as the Chief Executive Officer of The Multi Group of Companies, and his extensive commercial real estate development experience, make him well qualified to serve as a director on our board.

Dr. Daniel Z. Aronzon M.D., F.A.A.P. is an independent director. Mr. Aronzon is a cum laude graduate of Union College, where he majored in French Literature. He received his medical degree at New York Medical College and completed his Pediatric Residency including a 4th year Chief Residency at the Albert Einstein College of Medicine — Jacobi Hospital Center.

Dr. Aronzon served from November 2000 to January 2004 as Senior Vice President for Medical Affairs at Vassar Brothers Medical Center, a 365-bed acute care facility and the regional referral center for the Mid Hudson Valley, and concurrently as Chief Medical Officer for Health Quest, its parent system. In January 2004 he became President and CEO of Vassar Brothers Medical Center, a position he held through December 2011.

Dr. Aronzon joined a private pediatric practice in Poughkeepsie, New York, in July of 1979, and practiced general pediatrics for 21 years until October 2000. The practice grew into The Children’s Medical Group, or CMG, one of the largest and most recognized practices in the Northeast, encompassing 8 offices, 25 pediatricians and over 110,000 patient visits per year. Dr. Aronzon was one of CMG’s founding partners and its first Medical Director.

In 1979, Dr. Aronzon also joined the medical staff of Vassar Brothers Medical Center in 1979 and over the years became involved in Medical Staff Governance at Vassar serving as chairman of the By Laws, Credentials, and Quality Improvement Committees, and finally was elected to multiple terms as President of the Medical and Dental Staff.

Dr. Aronzon joined the faculty of the New York University School of Medicine in July of 1977 as an Assistant Professor, Associate Director of Pediatric Ambulatory Care and Director of the Pediatric Emergency Service at Bellevue Hospital Center, one of the largest services of its kind in the country. At NYU, he was recognized by the graduating class of 1979 as its “Distinguished Teacher.”

He is the co-author of a comprehensive multidisciplinary text in Pediatric Medicine titled Primary Care Pediatrics, published in 2001 by Lippincott, Williams and Wilkins. He is also a fellow of the New York Academy of Medicine, the American Academy of Pediatrics, and a member of the American College of Physician Executives.

In the community Dr. Aronzon has been a longstanding member of the Poughkeepsie Rotary Club, where he organized a county-wide childhood immunization effort that achieved statewide recognition. From 1989 – 1991, he served as a member of the Board at the Mid Hudson Chapter of the March of Dimes. From 1980 to 1986, Dr. Aronzon was on the Board of Rehabilitation Programs Inc., where he developed the region’s first infant screening program for high risk graduates of neonatal intensive care units. He was also a past Board member for the local chapters of the American Cancer Society from 2005 to 2010 and the American Heart Association from 2004 to 2010. Since 2002, he has chaired Marist College’s Pre-Health Advisory Board. He is the past Chair of the Board of Governors of the United Way of Dutchess County, which he has served on since 2004, and currently sits on the Board of the United Way of the Mid Hudson Valley, Pattern for Progress since 2006, and SPARC since 2000. On a national level, he has served since 2000 on the Pediatric Advisory Council for the Anne E. Dyson Initiative, a collaborative venture between the American Academy of Pediatrics and the Dyson Foundation.

Dr. Aronzon was the 2009 inaugural recipient of the Bernard Handel Community Service Award, given by Dutchess Community College to foster leadership in the not-for-profit arena and has been honored with numerous other service awards from organizations such as the Center for the Prevention of Child Abuse, Mill Street Loft, the Jewish Community Center, the Children’s Dream Foundation, the Juvenile Diabetes Foundation and Heal the Children. The American College of Health Care Executives honored him with its Regent’s Award for excellence in health care management. Dr. Aronzon has also participated in numerous medical missions to Colombia.

We believe that Dr. Aronzon’s extensive experience on the boards of directors of other organizations and the honors he received while serving in a management role in the healthcare industry show that he is well qualified to serve as a director on our board.

Robert S. Levine is an independent director. He has practiced law as a partner in the firm of Levine & Levine, P.C. since 1974, having graduated from American University in 1971 and New England School of Law in 1974. He is admitted to the practice of law in the State of New York and the United States District Court (Southern, Northern and Eastern Districts of New York). His practice is concentrated in commercial real estate and financing. He is a former Adjunct Professor of Real Property Law for Marist College. Mr. Levine served as a member of the board and general counsel to BestEDeal.com, Inc., a meta internet search company, from February 2000 to December 2003.

Mr. Levine was a board member of the Dutchess County Criminal Coordinating Council from January 1992 through December 1996, the Southeastern Library Resource Council from 1984 through 1988, and the Hospice Foundation of Dutchess County from January 2001 through December 2004. He has been a board member of the Bardavon Opera House since January 2011, having previously served on its board from January 2006 to December 2009, and has served on the board of the Jewish Federation of Dutchess County since March 2008. He is currently a member of the City of Poughkeepsie Planning Board, having been appointed to that position in September 2011. Mr. Levine has developed, and currently owns and operates, commercial and residential real estate projects including Post Road Associates, Red Oaks Mills and Neptune Development. The real estate projects consist principally of retail strip malls with both national and regional tenants, and professional office and residential projects. Mr. Levine is currently developing a 91-unit residential condominium project known as Overlook Place in Dutchess County, New York.

We believe that Mr. Levine’s experience in commercial and real estate development and his extensive experience as an attorney specializing in commercial real estate make him well qualified to serve as a director of our company.

David B. Newman is an independent director. Since May 2011, David Newman has been a Senior Managing Director and investment banker at Brock Securities LLC, the capital markets group of Brock Capital Group LLC, a corporate advisory and consulting firm. Prior to joining Brock Securities LLC, Mr. Newman served as the Chief Investment Officer of Empire American Holdings LLC from December 2008 to March 2011, the holding company of Empire American Realty Trust, Inc., a REIT focused on investments in multifamily properties, and as the Chief Operating Officer and a director of Empire American Realty Trust, Inc. from June 2009 to January 2011. Mr. Newman has over 20 years of experience in the real estate industry involving many aspects of real estate investment, capital markets, management and development. From July 2009 to January 2011, Mr. Newman also served as a REIT Committee Member of the Investment Program Association, or IPA, an advocacy group representing participants in the direct investment industry. From April 2004 until December 2008, Mr. Newman was part of the Related Retail development group at The Related Companies, a real estate development and management firm based in New York City.

From 1992 until 2004, Mr. Newman served as General Counsel to Strategic Development Concepts, Inc., a Westchester, New York-based real estate company, where he was responsible for helping manage the company’s legal affairs, business operations and commercial property activities. Mr. Newman commenced his career as an attorney with the corporate practice group of the law firm Kramer Levin Naftalis & Frankel and subsequently worked in the corporate practice group of the law firm Wachtel & Masyr, with a concentration in corporate and securities law. Since 2004, Mr. Newman has served as President of David B. Newman Consultants, Inc., a New York-based corporation.

Mr. Newman earned a Juris Doctorate from the Fordham University School of Law in New York, New York in 1985 and a Bachelor of Business Management degree, cum laude, from Hofstra University in Hempstead, New York in 1982.

We believe that Mr. Newman’s extensive experience in the real estate industry makes him well qualified to serve as a director on our board.

Recommendation of the Board of Directors

The Board of Directors unanimously recommend a vote “FOR” the election of the directors set forth above to serve until the 2014 Annual Stockholders Meeting and until their successors are duly elected and qualified.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is owned and controlled by Mr. Jacob Frydman, our chairman, chief executive officer and secretary, and Mr. Eli Verschleiser, our president.

The Board of Directors held a total of two meetings during the fiscal year ended December 31, 2012 and took action by written consent on both occasions. All directors and nominees attended at least 75% of the total number of meetings while they were a member of the Board of Directors. We anticipate that all directors and nominees will attend the Annual Meeting. We encourage all directors and director nominees to attend our annual meetings of stockholders.

The Board of Directors has approved and organized an audit committee and a compensation committee. The Company does not currently have a nominating and corporate governance committee or a conflicts committee. The Board of Directors carries out the responsibilities typically associated with nominating and corporate governance committees and conflicts committees. The Company does not have any employees.

Leadership Structure of the Board of Directors

Jacob Frydman serves as both our chairman of the Board and our chief executive officer. As chief executive officer, Mr. Frydman is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board of Directors believes that because the chief executive officer is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the chief executive officer is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

The Company’s management believes that having a majority of independent, experienced directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions, incurrence and assumptions of debt, its oversight of the Company’s executive officers and the Advisor, managing risks associated with independence of the members of the Board, and reviewing and approving all transactions with affiliated parties and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and United Realty Advisor Holdings LLC (the “Sponsor”), a Delaware limited liability company, any director, the Advisor or their respective affiliates, on the other hand. The audit committee oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

The Board of Directors established an audit committee in August 2012. Our audit committee held three meetings during the fiscal year ended December 31, 2012. The charter of the audit committee is available to any stockholder who requests it c/o United Realty Trust Incorporated, 44 Wall Street, Second Floor, New York, New York 10005. The audit committee charter is also available on the Company’s website at http://unitedrealtytrust.com by clicking on “Investor Relations — Audit Committee Charter”. Our audit committee consists of Messrs. Levine and Newman and Dr. Aronzon, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. The Board has determined that David B. Newman is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC and is an independent director.

The audit committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

During the fiscal year ended December 31, 2012, all of the members of the audit committee voted to approve the filing of the Company’s Quarterly Report.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2012 is discussed below under the heading “Audit Committee Report.”

Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2014 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings” on page 33 of this Proxy Statement.

Compensation Committee

The Board of Directors established a compensation committee in August 2012. Our compensation committee held one meeting during the fiscal year ended December 31, 2012. The charter of the compensation committee is available to any stockholder who requests it c/o United Realty Trust Incorporated, 44 Wall Street, Second Floor, New York, New York 10005. The compensation committee charter is also available on the Company’s website at http://unitedrealtytrust.com by clicking on “Investor Relations — Compensation Committee Charter”. Our compensation committee consists of Messrs. Levine and Newman and Dr. Aronzon, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. Mr. Newman is the chair of our compensation committee

The principal functions of the compensation committee are to:

•	approve and evaluate all compensation plans, policies and programs as they affect our executive officers;
•	review and oversee management’s annual process, if any, for evaluating the performance of our senior officers;
•	oversee our Stock Incentive Plan;
•	assist the board of directors and the chairman in overseeing the development of executive succession plans; and
•	determine from time to time the remuneration for our non-executive directors.

During the fiscal year ended December 31, 2012, all of the members of the compensation committee voted to approve the filing of the Company’s Quarterly Report.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2012 is discussed below under the heading “Compensation Committee Report.”

Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2014 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings” on page 33 of this Proxy Statement.

Oversight of Nominations and Corporate Governance

The Company does not have a standing nominating and corporate governance committee. The Board of Directors believes that because of the size and composition of the Board of Directors, it is more efficient and cost effective for the full Board of Directors to perform the duties of a nominating and corporate governance committee and of a conflicts committee. The entire Board of Directors, including our independent directors, is responsible for (i) identifying qualified individuals to become directors of the Company, (ii) recommending director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting, (iii) recommending committee assignments, (iv) periodically assessing the performance of the Board and (v) reviewing and recommending appropriate corporate governance policies and procedures for the Company, including developing and recommending a code of business conduct and ethics for the Company’s executive officers and senior financial officers and annually reviewing such code.

The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. In making its determinations, the Board reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings and to devote a sufficient amount of time and effort in preparation for such meetings. The Board also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.

The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company’s bylaws. See “Stockholder Proposals for the 2014 Annual Meeting” for additional information regarding stockholder nominations of director candidates..

Oversight of Conflicts of Interest

The Company does not have a standing conflicts committee. Instead, the entire Board of Directors, including our independent directors, is responsible for approving transactions, and resolving other conflicts of interest, between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The Board of Directors is responsible for reviewing and approving all transactions with affiliated parties, all purchase or leases of properties from or sales or leases to an affiliate, and reviewing and approving all agreements and amendments to agreements between the Company and affiliates, including the Sponsor or Advisor and their subsidiaries.

During the fiscal year ended December 31, 2012, all of the members of the Board of Directors reviewed our policies and reported that they are being followed by us and are in the best interests of our stockholders. The Board reviewed the material transactions between the Sponsor, the Advisor and their respective affiliates, on the one hand, and us, on the other hand, which occurred during the fiscal year ended December 31, 2012. The Board has determined that all our transactions and relationships with our Sponsor, Advisor and their respective affiliates during the fiscal year ended December 31, 2012 were fair and were approved in accordance with the policies referenced in “Certain Relationships and Related Transactions” below.

Director Independence

Under our organizational documents, we must have no less than three directors and no more than 15. The Charter currently fixes the number of directors at five. A majority of these directors must be “independent” except for a period of up to 60 days after the death, resignation or removal of an independent director. An “independent director” is defined under the Charter as one who is not associated and has not been associated within the last two years, directly or indirectly, with our Sponsor or Advisor. A director is deemed to be associated with our Sponsor or Advisor if he or she: (a) owns an interest in our Sponsor, Advisor or any of their affiliates, other than the Company; (b) is employed by our Sponsor, Advisor or any of their affiliates; (c) is an officer or director of the Sponsor, Advisor or any of their affiliates other than as a director of the Company; (d) performs services, other than as a director, for us; (e) is a director or trustee for more than three REITs organized by our Sponsor or advised by our Advisor; or (f) has any material business or professional relationship with our Sponsor, Advisor or any of their affiliates. A business or professional relationship is considered material per se if the aggregate gross income derived by the director from our Sponsor and our Advisor and affiliates exceeds 5% of the director’s (i) annual gross revenue, during either of the last two years, or (ii) net worth, on a fair market value basis. An indirect relationship with our Sponsor or Advisor includes circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law, is or has been associated with our Sponsor, Advisor, any of their affiliates or us.

Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Dr. Daniel Z. Aronzon, Robert Levine and David B. Newman have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of the SEC’s director independence standards and audit committee independence standards, as currently in effect. There are no familial relationship between any of our directors and executive officers.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of United Realty Trust Incorporated, 44 Wall Street, Second Floor, New York, New York 10005, Attention: Jacob Frydman, Chief Executive Officer, Secretary and Chairman of the Board of Directors. Mr. Frydman will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

PROPOSAL 2 — APPROVAL OF CERTAIN CHARTER AMENDMENTS TO CONFORM TO CERTAIN GUIDELINES UNDER STATE SECURITIES LAWS

Undertaking to Amend Charter

In connection with our ongoing initial public offering, we filed our charter and certain other documents with the SEC and with the state securities administrators in all states. Certain states require that our charter conform to the Statement of Policy Regarding Real Estate Investments Trusts (the “Guidelines”) adopted by the North American Securities Administrators Association. In general, the Guidelines are intended to protect investors in REITs by imposing certain requirements and standards on the REIT and on the terms of its charter documents.

Certain states, collectively, identified four provisions of our charter that, in their view, deviate slightly from certain requirements contained in the Guidelines as well as difference between our prospectus and our charter. These provisions are identified below. As a condition of allowing us to offer and sell our Common Shares in the initial public offering in these certain states, we agreed to amend these provisions of our charter.

The Proposed Amendments

The specific charter amendments required by such states and proposed for stockholder approval are as follows:

i.	In Section 6.5 of the charter, remove the following text: “or securities of the Corporation.” As amended, Section 6.5 of the charter would provide as follows:

“Section 6.5 Distributions.  The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.5 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind distributions and (c) in-kind distributions are made only to those Stockholders that accept such offer.”

ii.	In Section 6.8.2 of the charter, insert the following text: “The Sponsor or each Person selling Common Shares on behalf of the Corporation may not complete a sale of Common Shares to each prospective Stockholder until at least five business days after the date the Stockholder receives a final Prospectus. The Sponsor or the Person selling Common Shares on behalf of the Corporation shall send each Stockholder a confirmation of his or her purchase.” As amended, Section 6.8.2 would provide as follows:

“Section 6.8.2 Determination of Suitability of Sale.  The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, the Sponsor and each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective

Stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment.

The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make this determination with respect to each prospective Stockholder on the basis of information it has obtained from such prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation and other investments of the prospective Stockholder, as well as any other pertinent factors.

The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.

The Sponsor or each Person selling Common Shares on behalf of the Corporation may not complete a sale of Common Shares to each prospective Stockholder until at least five business days after the date the Stockholder receives a final Prospectus. The Sponsor or the Person selling Common Shares on behalf of the Corporation shall send each Stockholder a confirmation of his or her purchase.”

iii.	In Section 10.3 of the charter, remove the following text: “, and until such time as the Common Shares are Listed.” As amended, Section 10.3 of the charter would provide as follows:

“Section 10.3 Investment Limitations.  In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following shall apply to the Corporation’s investments:

(a) Not more than ten percent of the Corporation’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(b) The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets and Mortgages.

(c) The Corporation shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the Mortgage or condition of the title must be obtained.

(d) The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.

(e) The Corporation shall not invest in indebtedness secured by a Mortgage on Real Property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.

(f) The Corporation shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt, as determined by the Board of Directors or a duly authorized officer of the Corporation; (iii) equity Securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. Options or warrants may be issued to Persons other than the Advisor, the Directors, the Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.

(g) A majority of the Directors or of the members of a duly authorized committee of the Board of Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board of Directors or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.

(h) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.

(i) The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

(j) The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.

(k) The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(l) The Corporation shall not engage in securities trading, or engage in the business of underwriting or the agency distribution of securities issued by other Persons.”

iv.	In Section 12.7 of the charter, remove the following text: “. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at a per Share price equal to the lowest of (i) the price then being paid per Common Share purchased in the Corporation’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the estimated value of a Share as determined in the Corporation’s most recent valuation pursuant to Regulatory Notice 09-09 of the Financial Industry Regulatory Authority, Inc., (iii) the fair market value of a Share as determined by an independent valuation obtained by the Corporation or (iv) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 12.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 12.7. In addition to the remedies provided herein,” and change the phrase “Non-Compliant Tender Offer” to “any such tender offer.” As amended, Section 12.7 of the charter would provide as follows:

“Section 12.7 Tender Offers.  If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. The Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any such tender offer. This Section 12.7 shall be of no force or effect with respect to any Shares that are then Listed.”

Purpose of the Charter Amendments

The proposed Charter amendments will eliminate minor inconsistencies between our existing charter, our prospectus used in connection with the initial public offering, and the Guidelines. Each of these amendments is intended to benefit our stockholders. As a condition of being allowed to offer and sell shares of our Common Shares in the initial public offering in certain states, we have agreed to submit the proposed charter amendments to our stockholders and recommend that they be approved.

Recommendation of the Board of Directors

The Board of Directors unanimously recommend a vote “FOR” the approval of the Charter amendments set forth above.

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE STOCK INCENTIVE PLAN TO
CONFORM TO CERTAIN GUIDELINES UNDER STATE SECURITIES LAWS

Undertaking to Amend Stock Incentive Plan

In connection with our ongoing initial public offering, we filed the Stock Incentive Plan and certain other documents with the SEC and with the state securities administrators in all states. Certain states require that the Stock Incentive Plan conform to the Guidelines. In general, the Guidelines are intended to protect investors in REITs by imposing certain requirements and standards on the REIT and on the terms of its documents.

A certain state identified a provision of the Stock Incentive Plan that, in its view, deviates slightly from certain requirements contained in the Guidelines. This provision is identified below. As a condition of allowing us to offer and sell our Common Shares in the initial public offering in these certain states, we agreed to amend this provision of the Stock Incentive Plan.

The Proposed Amendment

The specific Stock Incentive Plan amendment required by the state and proposed for stockholder approval is as follows:

i.	In Section 6.2 of the stock incentive plan, add in the following text: “If the Committee grants Stock Options to any Eligible Employee, Non-Employee Director or Consultant, the Committee will offer said Stock Options to the general public on the same terms and i) the exercise price will be no less than the fair price of the Company’s Common Stock; ii) the consideration, in the judgment of the independent directors; iii) will have a market value no less than the value of the Stock Option on the date of the grant; and iv) the Stock Options will be Incentive Stock Options.” As amended, Section 6.2 of the stock incentive plan would provide as follows:

“6.2 Grants.  The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option. If the Committee grants Stock Options to any Eligible Employee, Non-Employee Director or Consultant, the Committee will offer said Stock Options to the general public on the same terms and ii) the exercise price will be no less than the fair price of the Company’s Common Stock; ii) the consideration, in the judgment of the independent directors; iii) will have a market value no less than the value of the Stock Option on the date of the grant; and iv) the Stock Options will be Incentive Stock Options.”

Purpose of the Stock Incentive Plan Amendments

The proposed Stock Incentive Plan amendment will conform the current stock incentive plan to certain guidelines under state securities law. The amendment is intended to benefit our stockholders. As a condition of being allowed to offer and sell shares of our Common Shares in the initial public offering in certain states, we have agreed to submit the proposed Stock incentive Plan amendments to our stockholders and recommend that they be approved.

Recommendation of the Board of Directors

The Board of Directors unanimously recommend a vote “FOR” the approval of the Stock Incentive Plan amendment set forth above.

PROPOSAL 4 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company is asking its stockholders to ratify the selection of Ernst & Young as the Company’s Independent Auditor for the fiscal year ending December 31, 2013. Although ratification is not required by the Code of Regulations or otherwise, the Board of Directors is submitting the selection of Ernst & Young to its stockholders for ratification as a matter of good corporate governance practices. If the selection is not ratified, the audit committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommend a vote “FOR” the ratification of the independent registered public accounting firm set forth above as the Company’s Independent Auditor for the Company’s fiscal year ending December 31, 2013.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation Discussion and Analysis

We currently have no employees. We are managed by the Advisor and the Property Manager. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor and its affiliates.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Positions
Jacob Frydman	55	Chief Executive Officer, Secretary and Chairman of the Board of Directors
Eli Verschleiser	38	President, Treasurer and Director
Joseph LoParrino	45	Chief Accounting Officer
Dr. Daniel Z. Aronzon	65	Independent Director
Robert Levine	63	Independent Director
David B. Newman	52	Independent Director

Jacob Frydman

Please see “Business Experience of Nominees” on page 5 for biographical information about Mr. Frydman.

Eli Verschleiser

Please see “Business Experience of Nominees” on pages 6 – 7 for biographical information about Mr. Verschleiser.

Dr. Daniel Z. Aronzon

Please see “Business Experience of Nominees” on pages 7 – 8 for biographical information about Dr. Aronzon.

Robert Levine

Please see “Business Experience of Nominees” on pages 8 – 9 for biographical information about Mr. Levine.

David B. Newman

Please see “Business Experience of Nominees” on page 9 for biographical information about Mr. Newman.

Joseph LoParrino is our Chief Accounting Officer. Mr. LoParrino served as Vice President, Controller for Retail Opportunity Investments Corp., a public REIT, where he oversaw general accounting functions, from February 2010 through March 2013. Mr. LoParrino previously served as Director of Accounting for Monday Properties, a privately held owner and operator of office buildings located in New York City and Washington, D.C., where, among other duties, he oversaw and managed all property accounting and lease administration for Class A office buildings, from March 2008 through February 2010. From February 2007 through March 2008, Mr. LoParrino served as Vice President — Retail Accounting for Centro Properties Group, an Australian owner and operator of retail shopping centers, where he oversaw a staff performing the general accounting functions of approximately 450 retail shopping centers and supervised the preparation of U.S. financial reports. From April 1999 to February 2007 he was the Vice President and Controller for Urstadt Biddle Properties, a public REIT. He graduated in 1990 from Queens College of the City University of New York with a B.A. in accounting and economics. Mr. LoParrino is a New York licensed Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2012:

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Jacob Frydman(1)	$—	$—	$—	$—	$—	$—	$—
Eli Verschleiser(2)	—	—	—	—	—	—	—
Dr. Daniel Z. Aronzon(3)	6,500	—	—	—	—	—	6,500
Robert Levine(4)	6,500	—	—	—	—	—	6,500
David B. Newman(5)	6,500	—	—	—	—	—	6,500

(1)	Mr. Frydman, who is an executive officer of the Company, receives no additional compensation for serving as a director.
(2)	Mr. Verschleiser, who is an executive officer of the Company, receives no additional compensation for serving as a director.
(3)	Dr. Aronzon earned fees in the amount of $6,500 for his services as a director during the fiscal year ended December 31, 2012.
(4)	Mr. Levine earned fees in the amount of $6,500 for his services as a director during the fiscal year ended December 31, 2012.
(5)	Mr. Newman earned fees in the amount of $6,500 for his services as a director during the fiscal year ended December 31, 2012.

We pay to each of our independent directors with an annual retainer of $30,000. In addition, we pay independent directors for attending board and committee meetings as follows:

•	$2,000 in cash for each board or committee meeting attended in person; and
•	$1,500 in cash for each board or committee meeting attended telephonically or virtually.

In addition, the audit committee chair will receive an annual award of $15,000. All directors will receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. If a director is also one of our officers, we will not pay any compensation for services rendered as a director. We may issue Common Shares pursuant to the Stock Incentive Plan in lieu of paying an independent director his or her annual fees or meeting fees in cash. If we elect to pay our independent directors in cash, subject to the consent of the board of directors, each independent director may elect to receive his or her annual fees or meeting fees in the form of Common Shares or a combination of Common Shares and cash. The vesting schedule for fees paid to our independent directors in Common Shares will be determined by the compensation committee in connection with such award. None of the members of the board of directors will be entitled to any fees for serving on the board of directors except as set forth above or unless the board unanimously determines otherwise.

Share-Based Compensation

Stock Incentive Plan

We have adopted the Stock Incentive Plan to align the long-term financial interest of our independent directors, officers and employees (if we ever have employees), employers of our advisor and other affiliates, certain of our consultants and certain consultants to our advisor and other affiliates who, directly or indirectly, provide consulting services to us, with those of our stockholders. The compensation committee intends to design long-term incentive awards to ensure that eligible officers, employees, consultants and independent directors have a continuing stake in our long-term success, that the total compensation realized by our executive officers reflects our multi-year performance as measured by the efficient use of capital and changes in stockholder value, and that a large portion of our executive officers’ total compensation is earned over a multi-year period and is forfeitable if the employment of the executive officer is terminated.

The compensation committee has the full authority: (a) to administer and interpret the plan; (b) to grant to our independent directors, officers and employees (if we ever have employees), employees of our advisor and other affiliates, certain of our consultants and certain consultants to our advisor and other affiliates who, directly or indirectly, provide consulting services to us (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) performance shares, and (v) other stock-based awards; (c) to select independent directors, officers and employees (if we ever have employees), employers of our advisor and other affiliates, certain of our consultants and certain consultants to our advisor and other affiliates who, directly or indirectly, provide consulting services to us to receive an award; (d) to determine whether and to what extent awards are to be granted; (e) to determine, in accordance with the terms of the Stock Incentive Plan, the number of Common Shares to be covered by each award granted; (f) to determine the terms and conditions, not inconsistent with the terms of the Stock Incentive Plan, of any award granted (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any award and the Common Shares relating thereto, based on such factors, if any, as the compensation committee shall determine, in its sole discretion); (g) to determine whether, to what extent and under what circumstances grants of options and other awards under the Stock Incentive Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by us outside of the Stock Incentive Plan; (h) to determine whether and under what circumstances a stock option may be settled in cash, Common Shares and/or restricted stock; (i) to determine whether, to what extent and under what circumstances Common Shares and other amounts payable with respect to an award shall be deferred either automatically or at the election of the participant, in any case, in a manner intended to comply with Section 409A of the Code; (j) to determine whether a stock option is an incentive stock option or non-qualified stock option; (k) to determine whether to require a participant, as a condition of the granting of any award, to not sell or otherwise dispose of shares acquired pursuant to an award for a period of time as determined by the compensation committee, in its sole discretion, following the date of such award; and (l) generally, to exercise such powers and to perform such acts as the compensation committee deems necessary or expedient to promote our best interests that are not in conflict with the provisions of the Stock Incentive Plan; provided, however, that neither the compensation committee nor our board of directors may take any action under the Stock Incentive Plan that would result in a repricing of any stock option without having first obtained the affirmative vote of our stockholders. The compensation committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The compensation committee will consist solely of independent directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a “non-employee director” as defined by Rule 16b-3, and to qualify as an “outside director” as defined in Section 162(m) of the Code and an “independent director” as defined under Section 303A.02 of the New York Stock Exchange Listed Company Manual or other such applicable securities exchange rules. The aggregate number of Common Shares that may be issued or used for reference purposes or with respect to which awards may be granted under the Stock Incentive Plan will not exceed 5.0% of our outstanding Common Shares on a fully diluted basis at any time and in any event will not exceed 5,000,000 Common Shares (subject to adjustment for stock splits, combinations, reclassifications, reorganizations and certain other specified events pursuant to the Stock Incentive Plan).

Our board of directors intends to continually evaluate the use of equity-based awards and intends to use such awards as part of designing and administering our compensation program. We expect to make grants at regular intervals.

We intend to follow a practice of granting equity incentives on an annual basis to our independent directors, officers and employees (if we ever have employees), employees of our advisor and other affiliates, certain of our consultants and certain consultants to our advisor and other affiliates who, directly or indirectly, provide consulting services to us. We also may make grants (a) on the commencement of employment or engagement, as applicable, of the participant, (b) to key employees of us or our advisor or its affiliates following a significant change in job responsibilities, or (c) to meet specific retention objectives. Grants will be issued on the date they are approved by the compensation committee, except in certain circumstances, such as for new hires, who may be granted awards on or following commencement of employment on the second day after we release our financial results for that quarter. The exercise price for stock options will be determined by the compensation committee at the time of the grant and will not be less than 100% (or, in the case of an incentive stock option granted to a ten percent stockholder, 110%) of the fair market value of the Common Shares at the time of the grant. The compensation committee will set the vesting schedule, which may be subject to the attainment of specified performance targets or such other factors as the compensation committee may determine, in its sole discretion, including to comply with Section 162(m) of the Code.

The Stock Incentive Plan and the awards granted under the plan will not affect the power of our board of directors or stockholders to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in our capital structure or our business; (b) any merger or consolidation of our company or any affiliate of our company; (c) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting our Common Shares; (d) the dissolution or liquidation of our company or any affiliate of our company; (e) any sale or transfer of all or part of the assets or business of our company or any affiliate of our company; (f) any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Stock Incentive Plan; or (g) any other corporate act or proceeding. In addition, if any change in our capital structure occurs pursuant to any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Stock Incentive Plan, any recapitalization, any merger, any consolidation, any spinoff, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to the foregoing, then the compensation committee may adjust any award or make any adjustment in the Stock Incentive Plan in order to prevent dilution or enlargement of the rights of participants under the Stock Incentive Plan, including by appropriately adjusting (i) the number and kind of shares of stock that may thereafter be issued under the Stock Incentive Plan; (ii) the number and kind of shares of stock or other property (including cash) to be issued upon exercise of an outstanding award or under other awards granted under the Stock Incentive Plan; (iii) the purchase price thereof; and (iv) the individual participant limitations set forth in the Stock Incentive Plan (other than those based on cash limitations). In addition, the compensation committee may determine that any such equitable adjustment may be accomplished by adjusting any award or making such other adjustments to the Stock Incentive Plan. Awards under the Stock Incentive Plan are intended to either be exempt from, or comply with, the applicable requirements of Section 409A of the Code, and any award agreement shall be limited, construed and interpreted in accordance with such intent.

Upon a change in control (as defined under the Stock Incentive Plan) of our company, and except as otherwise provided by the compensation committee in an award agreement or in a written employment agreement, then outstanding unvested awards will vest in full, but restrictions to which restricted shares or any other award granted prior to the change in control are subject will not lapse.

Notwithstanding any other provisions the stock option plan to the contrary, no stock option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Code.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Shares as of March 31, 2013, in each case including shares of Common Shares which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Shares based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.

Name of Beneficial Owner(1)	Number of Common Shares Beneficially Owned	Percent of Class
United Realty Advisor Holdings LLC(2)	18,182	4.48%
Jacob Frydman(2)	38,182	9.40%
Eli Verschleiser(2)	18,182	4.48%
Joseph LoParrino	—	—
Dr. Daniel Z. Aronzon	—	—
Robert Levine	—	—
David B. Newman	—	—
All directors and executive officers as a group	38,182	9.40%

(1)	The address of each beneficial owner listed is 44 Wall Street, 2nd Floor, New York, New York 10005.
(2)	United Realty Advisor Holdings LLC is controlled and indirectly owned by Jacob Frydman and Eli Verschleiser.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Jacob Frydman serves as the Chairman of our Board of Directors, our Chief Executive Officer and our Secretary. Eli Verschleiser serves as our President. Our Sponsor is controlled and indirectly owned by Messrs. Frydman and Verschleiser. We are externally advised the Advisor, which is controlled by Messrs. Frydman and Verschleiser, who together hold a majority of economic interests in it. We executed an advisory agreement with the Advisor, a dealer manager agreement with Allied Beacon Partners, Inc., our non-affiliated dealer manager (the “Dealer Manager”) and a property management agreement with URA Property Management LLC, a Delaware limited liability company (the “Property Manager”), an affiliate of the Sponsor. These agreements entitle the Advisor, the Dealer Manager, and the Property Manager to specified fees upon the provision of certain services with regard to the offering and the investment of funds in real estate properties and real estate-related investments, among other services, as well as reimbursement of organization and offering expenses incurred by the Advisor and the Dealer Manager on behalf of the Company, as discussed in the chart below, and certain costs incurred by the Advisor in providing services to us. The Dealer Manager may enter into a soliciting dealer agreement with Cabot Lodge Securities, LLC (“Cabot Lodge”), a Delaware limited liability company and member of the Financial Industry Regulatory Authority, Inc. that is indirectly owned by the Sponsor. The Company may engage United Realty Partners LLC (“URP”), an entity controlled and indirectly owned by the Company’s president and chief executive officer, to provide brokerage services, services in connection with the origination or refinancing of debt, or advice in connection with joint venture opportunities and equity financing opportunities for the Company’s properties.

The selling commissions and dealer manager fee will not be paid by purchasers who are our executive officers or directors or officers or employees of the Advisor or their family members (including spouses, parents, grandparents, children and siblings) or other affiliates, individuals who have had longstanding business or personal relationships with our executive officers and directors, institutional accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and we will offer Common Shares with reduced selling commissions and, in some cases, reduced dealer manager fee, to “single purchasers” (as defined in the prospectus that forms a part of the Company’s registration statement) of more than $1,000,000 in value of Common Shares. Purchases by participating broker-dealers, including their registered representatives and their immediate families, will be less the selling commissions, in the sole discretion of the Dealer Manager. The Dealer Manager will not be permitted to purchase Common Shares. The table below assumes the Common Shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fee. No effect is given to any Common Shares sold through the Company’s DRIP.

The fees and reimbursement obligations are as follows:

Form of Compensation	Amounts
Selling Commissions	The Dealer Manager will be paid $0.645 from the per share offering price of Common Shares in the Company’s primary offering of Common Shares, which, after the first 5,000,000 Common Shares are sold at $10.45, will be $11.00, out of amounts paid by purchasers of Common Shares. Selling commissions will constitute 6.45% of the per share offering price of $11.00 for Common Shares exclusive of selling commissions and dealer manager fee. Selling commissions will constitute approximately 5.86% of the per-share offering price of $11.00 for Common Shares inclusive of selling commissions and dealer manager fee. No selling commissions will be paid on sales of Common Shares under the Company’s DRIP. The Dealer Manager will reallow all selling commissions to the participating broker-dealer or registered representative of the Dealer Manager who actually sold the Common Shares.

Form of Compensation	Amounts
Dealer Manager Fee	The Dealer Manager will be paid $0.355 from the per share offering price of Common Shares in the Company’s primary offering, which, after the first 5,000,000 Common Shares are sold at $10.45, will be $11.00, out of amounts paid by purchasers of Common Shares. The Dealer Manager fee will constitute 3.55% of the per share offering price of $11.00 for Common Shares exclusive of selling commissions and dealer manager fee. The Dealer Manager fee will constitute approximately 3.23% of such per share offering price inclusive of selling commissions and dealer manager fee. The Dealer Manager will allocate from the Dealer Manager fee $0.055 for retention by the Dealer Manager, and will allocate from the Dealer Manager fee $0.30 as a marketing fee for the marketing of the Common Shares. The amounts allocated from the Dealer Manager fee for the marketing fee and retention by the Dealer Manager will constitute 3.00% and 0.55% of the per share offering price of $11.00 for Common Shares, respectively, and together will constitute 3.55% of such per share offering price, in each case exclusive of selling commissions and dealer manager fee. The amounts allocated from the Dealer Manager fee for the marketing fee and retention by the Dealer Manager will constitute approximately 2.73% and 0.50% of the per share offering price of $11.00 for Common Shares, respectively, and together will constitute approximately 3.23% of such per share offering price, in each case inclusive of selling commissions and dealer manager fee. The Dealer Manager may reallow from the marketing fee up to $0.15 per Common Share to any participating broker-dealer, including Cabot Lodge, for marketing support. In addition, the Dealer Manager will reallow to Cabot Lodge up to an additional $0.15 per Common Share (which $0.15 per Common Share, as well as any other costs associated with wholesaling activities, will be reallowed from the marketing fee portion of the Dealer Manager fee) with respect to the Common Shares offered at a price of $11.00 per Common Share to assist with wholesaling activities (i.e., Cabot Lodge may receive up to the entire marketing fee). The Dealer Manager will use any portion of the marketing fee that it retains on marketing support and wholesaling activities. No dealer manager fee will be paid with respect to sales under the DRIP.
Organization and Offering Expenses	The Company will reimburse the Advisor up to 2% of the total offering price paid by investors (which includes proceeds to the Company from the sale of Common Shares, plus applicable selling commissions and dealer manager fee) for organization and offering expenses, which may include reimbursements to be paid to the Dealer Manager and participating broker-dealers for due diligence fees set forth in detailed and itemized invoices.

Form of Compensation	Amounts
Acquisition Fees	The Company will pay to the Advisor or its assignees 1% of the contract purchase price of each property acquired (including the Company’s pro rata share (direct or indirect) of debt attributable to such property) or 1% of the amount advanced for a loan or other investment (including the ’ompany’s pro rata share (direct or indirect) of debt attributable to such investment), as applicable. “Contract purchase price” or the “amount advanced for a loan or other investment” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a property or the amount actually paid or allocated in respect of the purchase of loans or other real estate-related assets, in each case inclusive of any indebtedness assumed or incurred in respect of such investment but exclusive of acquisition fees and acquisition expenses.
Acquisition Expenses	The Company will reimburse the Advisor for expenses actually incurred related to selecting, evaluating and acquiring assets on the company’s behalf, regardless of whether the Company actually acquires the related assets. In addition, the Company will pay third parties, or reimburse the Advisor or its affiliates, for any investment-related expenses due to third parties, including, but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, accounting fees and expenses, third-party brokerage or finder’s fees, title insurance expenses, survey expenses, property inspection expenses and other closing costs, regardless of whether the Company acquires the related assets. The Company estimates that total acquisition expenses (including those paid to third parties, as described above) will be approximately 0.6% of the purchase price of each property (including the Company’s pro rata share (direct or indirect) of debt attributable to such property) and 0.6% of the amount advanced for a loan or other investment (including the Company’s pro rata share (direct or indirect) of debt attributable to such investment). In no event will the total of all acquisition fees and acquisition expenses (including those paid to third parties, as described above) payable with respect to a particular investment exceed 6% of the contract purchase price of each property (including the Company’s pro rata share (direct or indirect) of debt attributable to such property) or 6% of the amount advanced for a loan or other investment (including the Company’s pro rata share (direct or indirect) of debt attributable to such investment), as applicable.
Construction and Development Management Fee	The Company expects to engage the Property Manager to provide construction and development management services for some of the Company’s properties. Other than with respect to tenant improvements, as described below, the Company will pay a construction and development management fee in an amount of 2% of the cost of any construction or development that the Property Manager undertakes. When the Property Manager provides construction management services with respect to tenant improvements, the construction and development management fee may be up to, but will not exceed, 5% of the cost of the tenant improvements.

Form of Compensation	Amounts
Asset Management Fees	Until the net asset value (“NAV”) pricing start date (as defined in the propsectus that forms a part of the Company’s registration statement), the Company will pay the Advisor or its assignees a monthly fee equal to one-twelfth (1/12) of 0.75% of the contract purchase price of each property (including the Company’s pro rata share (direct or indirect) of debt attributable to such property) then owned plus one-twelfth (1/12) of 0.75% of the amount advanced for each loan or other investment (including the Company’s pro rata share (direct or indirect) of debt attributable to such investment) then owned, payable on the first business day of each month. Following the NAV pricing start date, the Company will pay the Advisor or its assignees a monthly fee equal to the greater of (a) the amount as calculated in the preceding sentence, and (b) one-twelfth (1/12) of 1% of the average of the Company’s daily NAV for the preceding month, payable on the first business day of each month.
Property Management Fees	Property management fees equal to 4.5% of the monthly gross receipts from the properties managed by the Property Manager will be payable monthly to the Property Manager. The Property Manager may subcontract the performance of its property management duties to third parties, and the Property Manager may pay all or a portion of its property management fees to the third parties with whom it subcontracts for these services. The Company will reimburse the costs and expenses incurred by the Property Manager on the Company’s behalf, including legal, travel and other out-of-pocket expenses that are directly related to the management of specific properties, as well as the expenses of third-party service providers. The Company will not, however, reimburse the Property Manager for the fees of third-party service providers, for general overhead costs or for the wages and salaries and other employee-related expenses of employees of the Property Manager other than employees who are engaged in the on-site operation, management, maintenance or access control of the Company’s properties.
Leasing Fees	The Company expects to engage the Property Manager to provide leasing services with respect to the Company’s properties. The Company will pay a leasing fee to the Property Manager in an amount that is equal to 2% of the sum of all rent payments that a tenant will be contractually obligated to make under a renewal lease at the time of the execution of such renewal lease and 5% of the sum of all rent payments that a tenant will be contractually obligated to make under a new lease at the time of the execution of such new lease. A leasing fee will be payable upon the execution of the applicable lease. The Property Manager may subcontract the performance of its leasing duties to third parties, and the Property Manager may pay all or a portion of its leasing fees to the third parties with whom it subcontracts for these services.
Oversight Fees	For services in overseeing property management and leasing services provided by any person or entity that is not the Property Manager or an affiliate of the Property Manager, the Company will pay the Advisor an oversight fee equal to 1% of the gross revenues of the property managed.

Form of Compensation	Amounts
Operating Expenses	Commencing 12 months after the commencement of this offering, the Company will reimburse the Advisor’s costs of providing administrative services, subject to the limitation that the Company will not reimburse the Advisor (except in limited circumstances) for any amount by which the Company’s total operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of (x) 2% of average invested assets and (y) 25%of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. For these purposes, “average invested assets”’ means, for any period, the average of the aggregate book value of the Company’s assets (including lease intangibles) invested, directly or indirectly, in equity interests in and loans secured by real estate assets (including amounts invested in REITs and other real estate operating companies) before deducting depreciation or bad debts or other non-cash reserves, computed by taking the average of these values at the end of each month during the period. Additionally, the Company will reimburse the Advisor for personnel costs in connection with other services, in addition to paying an asset management fee; however, the Company will not reimburse the Advisor for personnel costs in connection with services for which the Advisor receives acquisition fees or real estate disposition commissions.
Financing Coordination Fee	If the Advisor provides services in connection with the origination or refinancing of any debt that the Company obtains and uses, directly or indirectly, to finance properties or other investments, or that the Company assumes, directly or indirectly, in connection with the acquisition of properties or other investments, the Company will pay the Advisor or its assignees a financing coordination fee equal to 1% of the amount available or outstanding under such financing or such assumed debt. The Advisor may reallow some of or all this financing coordination fee to reimburse third parties with whom it may subcontract to procure such financing.
Awards Under the Stock Incentive Plan	Under the Stock Incentive Plan, the Company’s independent directors, officers and employees (if the Company ever has employees), employees of the Advisor and other affiliates, certain consultants to the Company and certain consultants to the Advisor and other affiliates who, directly or indirectly, provide consulting services to the Company, may be granted equity incentive awards in the form of stock options, stock appreciation rights, restricted stock, performance shares and other stock-based awards. The Company’s compensation committee will determine all awards under the Stock Incentive Plan and the vesting schedule for the grants.

Form of Compensation	Amounts
Supplemental Transaction-Based Advisory Fees	If the Company’s independent directors approve, the Company may engage URP, from time to time, to provide certain services, which might include brokerage services, services in connection with the origination or refinancing of debt, or advice in connection with joint venture opportunities and equity financing opportunities for the Company’s properties. The Company only would engage URP for such services, if it could provide the same level of service as an unaffiliated third party provider and at a cost similar to that of an unaffiliated third party. As a result, on a single acquisition transaction, the Company may pay to its affiliates an acquisition fee, a financing coordination fee, a supplemental brokerage fee, a supplemental financing fee and a supplemental joint venture advisory fee.
Compensation of Independent Directors	The Company pays each of its independent directors a retainer of $30,000 per year (the chairperson of the audit committee also will receive an additional annual award of $15,000), plus $2,000 for each board or board committee meeting the director attends in person, and $1,500 for each meeting the director attends by telephone or remotely. If there is a meeting of the board and one or more committees in a single day, the fees will be limited to $2,500 per day. The Company may issue Common Shares pursuant to the stock incentive plan in lieu of paying an independent director his or her annual fees or meeting fees in cash. The Company’s independent directors also may receive awards under the Company’s stock incentive plan. The Company’s compensation committee will determine all awards to the independent directors under the stock incentive plan and the vesting schedule for such awards.
Real Estate Disposition Commissions	For substantial assistance in connection with the sale of properties, the Company will pay the Advisor or its affiliates a real estate disposition commission equal to 2% of the contract sales price of such property, but in no event will such commission be greater than one-half of a real estate commission that is reasonable, customary and competitive in light of the size, type and location of the property; provided, however, that in no event may the real estate commissions paid to the Advisor, its affiliates and unaffiliated third parties exceed the lesser of 6% of the contract sales price and a real estate commission that is reasonable, customary and competitive in light of the size, type and location of the property. The Company’s independent directors will determine whether the Advisor or its affiliates have provided substantial assistance to the Company in connection with the sale of a property. Substantial assistance in connection with the sale of a property includes the preparation by the Advisor or its affiliates of an investment package for the property (including an investment analysis, an asset description and other due diligence information) or such other substantial services performed by the advisor or its affiliates in connection with a sale.

Form of Compensation	Amounts
Subordinated Share of Annual Cash Flows	The Advisor will receive, annually, an amount equal to 15% of any net cash flows in respect of each calendar year remaining after payment to holders of Common Shares of distributions (including from sources other than operating cash flow) for such calendar year, such that the holders of Common Shares have received a 7% pre-tax, non-compounded annual return on the capital contributed by holders of Common Shares. “Net cash flows” means, for any period, the excess of: (i) the sum of (A) the Company’s revenues for such period, as determined under generally accepted accounting principles (“GAAP”), from ownership and/or operation of properties, loans and other investments and (B) the net cash proceeds realized by the Company during such period from any sales of assets; over (ii) the sum of all costs and expenses paid or incurred by the Company, as determined under GAAP, that are in any way related to the Company’s operation or to corporate business, including advisory fees, the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of Common Shares, interest payments, taxes, non-cash expenditures such as depreciation, amortization and bad debt reserves, incentive fees paid in compliance with the Guidelines, acquisition fees and acquisition expenses, real estate commissions on the sale of property and other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).
Sponsor Preferred Shares (or Common Shares, if Sponsor Preferred Shares are converted)	Upon (and for 180 days following) the occurrence of a Triggering Event, as defined in the prospectus that forms a part of the Company’s registration statement under “Description of Shares — Sponsor Preferred Shares,” each outstanding Sponsor Preferred Share becomes convertible into one Common Share for each $100 million, rounded down to the nearest $100 million, of gross proceeds raised by the Company through the date of conversion in this public offering and any subsequent public offering of Common Shares, combined. If the minimum offering is achieved, following the Company’s liquidation, dissolution or winding up, the Sponsor will receive 15% of the amount of any excess of the proceeds over the amount of Invested Capital, as defined below, plus a non-compounded pre-tax annual return to holders of Common Shares of 7% on Invested Capital. The term “Invested Capital” means the amount calculated by multiplying the total number of Common Shares issued by the Company by the original issue price for each such Common Share, reduced by an amount equal to the total number of Common Shares that the Company repurchased under its share repurchase program, as the same may be amended, supplemented or replaced from time to time, multiplied by the original issue price for each such repurchased Common Share when initially purchased from the Company.

During the year ended December 31, 2012, the Company reimbursed the Advisor approximately $517,000, representing general and administrative costs which consisted primarily of professional fees, allocated salaries and office rent and compensation for our independent directors in accordance with an advisory agreement.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2012. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of United Realty Trust Incorporated:

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2012, and the related report prepared by Ernst & Young LLP, with management and Ernst & Young LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee discussed with Ernst & Young LLP matters that independent accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the PCAOB, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), which included a discussion of Ernst & Young LLP's judgments about the quality (not just the acceptability) of our accounting principles as applied to financial reporting.

The Audit Committee also discussed with Ernst & Young LLP its independence from us. Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant's communication with the Audit Committee concerning independence and represented that it is independent from us. When considering the independence of Ernst & Young LLP, the Audit Committee considered if services they provided to us, beyond those rendered in connection with their audit of our consolidated financial statement and their reviews of our interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q, were compatible with maintaining their independence. The Audit Committee also reviewed and approved the independent registered public accounting firm's fees, both for performing audit and non-audit services, and considered whether the provision of non-audit services by the independent registered public accounting firm was compatible with maintaining the independent registered public accounting firm's independence and concluded that it was compatible.

Based on the Audit Committee's reviews discussions and reports, and subject to the limitations on the Audit Committee's role and responsibilities, the Audit Committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended December 31, 2012 be included in our annual report on Form 10-K filed with the SEC. The Audit Committee has also recommended the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 and is presenting this selection to our stockholders for ratification.

Audit Committee

Dr. Daniel Z. Aronzon
Robert Levine
David B. Newman

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2012. Ernst & Young reports directly to our audit committee. A representative from Ernst & Young will be present at the Annual Meeting. The following presents aggregate fees billed to the Company for the fiscal years ended December 31, 2012 and December 31, 2011 by Ernst & Young.

Audit Fees

Audit fees billed were $63,600 and $0 for the fiscal years ended December 31, 2012 and December 31, 2011, respectively. The fees were for professional services rendered for audits of the Company’s annual consolidated financial statements and for reviews of the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q.

Audit Related Fees

Fees for the years ended December 31, 2012 and December 31, 2011, respectively were $48,500 and $45,000. These fees were comprised of the preparation of consents to the Company’s registration statement on Form S-11.

Tax Fees

There were $0 and $15,500 tax fees billed for the fiscal years ended December 31, 2012 and 2011.

All Other Fees

There were no other fees billed for the fiscal years ended December 31, 2012 and December 31, 2011. The aggregate fees billed by the independent auditor for the fiscal years ended December 31, 2012 and December 31, 2011, respectively were $112,100 and $60,500.

PRE-APPROVAL POLICIES AND PROCEDURES

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by Ernst & Young were pre-approved by the Audit Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Daniel Z. Aronzon
Robert Levine
David B. Newman

OTHER MATTERS PRESENTED FOR ACTION AT THE 2013 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2014 annual meeting of stockholders, proposal must be received at our principal executive offices no later than December 31, 2013. Any proposal received after the applicable time in the previous sentence will be considered untimely.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the 2014 annual meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2014 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on December 1, 2013 and ending at 5:00 p.m., Eastern Time, on December 31, 2013. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain any information specified in our bylaws, and in addition, without limitation:

1.	as to each director nominee,
•	the name, age, business address, and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and
2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,
•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and
5.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: United Realty Trust Incorporated, 44 Wall Street, Second Floor, New York, New York 10005, Attention: Jacob Frydman (telephone: (212) 388-6800).

By Order of the Board of Directors,

/s/ Jacob Frydman

Jacob Frydman,
Chairman, Chief Executive Officer and Secretary

PROXY

UNITED REALTY TRUST INCORPORATED
2013 Meeting of Stockholders – June 13, 2013, 12:00 p.m., Eastern Time

Offices of UNITED REALTY TRUST INCORPORATED
44 Wall Street, Second Floor
New York, New York 10005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Jacob Frydman and Eli Verschleiser, or either of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to attend the Annual Meeting of Stockholders (the“Meeting” of United Realty Trust Incorporated (the“Company”) to be held on June 13, 2013, at 12:00 p.m., Eastern Time, at the offices of United Realty Trust Incorporated, 44 Wall Street, Second Floor, New York, New York 10005, and any postponement or adjournment thereof, to cast on its behalf all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers which the undersigned would possess if present at the Meeting. By signing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND “FOR” ITEMS 2, 3 AND 4.

(continued and to be marked, dated and signed, on the other side)

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ˆ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ˆ

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 13, 2013, at 12:00 p.m., Eastern Time. The Proxy Statement and our 2012 Annual Report to Stockholders are available at: http://viewproxy.com/URTI/2013/

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THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW AND "FOR" ITEMS 2, 3 AND 4.

1. ELECTION OF DIRECTORS Nominees	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS	Please mark your vote as indicated in this example ☒
01 Jacob Frydman 02 Eli Verschleiser 03 Dr. Daniel Z. Aronzon 04 Robert Levine 05 David B. Newman	☐	☐	☐	I plan on attending the meeting ☐
(INSTRUCTIONS: To withhold authority to vote for any additional nominee, mark the "Exceptions" box above and write that nominee's name in the space provided.)	*Exceptions ____________________ ____________________			THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE, "FOR" ITEMS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEPENT THEREOF.

	FOR	AGAINST	ABSTAIN	
2. Approval of certain charter amendments to conform to certain guidelines under state securities laws as described in the 2013 Proxy Statement.	☐	☐	☐	

	FOR	AGAINST	ABSTAIN	
3. Approval of an amendment to the stock incentive plan to conform to certain guidelines under state securities laws as described in the 2013 Proxy Statement.	☐	☐	☐	

DO NOT PRINT IN THIS AREA **(Shareholder Name and Address Data)**	Date ____________________ Signature ____________________ NOTE: This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in the partnership name by authorized person.

Address Change? Mark Box: ☐ And indicate changes in the space above

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